                                                           EXHIBIT 24

                               Power of Attorney

     Each of the undersigned Directors of Direct III Marketing, Inc., a Delaware corporation (the "Company"), which proposes to file with the Securities and Exchange Commission (the "Commission") a Registration Statement on Form S-8 (or such other form as may be applicable) under the Securities Act of 1933, as amended, with respect to the registration of shares under the Stock Option Plan, as amended, effective April 1, 2001, hereby constitutes and appoints Michael H. Shaut and Douglas L. Feist, and each of them, his true and lawful attorney-in-fact, as agent with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacity, to sign in any and all capacities and file (1) such registration statement with all exhibits thereto and other documents in connection therewith, (2) any and all amendments, post-effective amendments and supplements thereto, and (3) any and all applications or other documents pertaining to such securities or such registration, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     This Power of Attorney has been signed in the respective capacities and on the respective dates indicated below.


               Signature                                          Title                                   Date
/s/ Robert deRose                                Chairman of the Board, Chief Executive            September 21, 2001
----------------------------------------                Officer and Director
Robert deRose                                       (Principal Executive Officer)

/s/ James G. Clark                              Executive Vice President, Chief Financial          September 21, 2001
----------------------------------------                Officer and Director
James G. Clark                              (Principal Financial and Accounting Officer)

/s/ Michael H. Shaut                             President, Chief Operating Officer and            September 21, 2001
----------------------------------------                      Director
Michael H. Shaut

/s/ Douglas L. Feist                          Executive Vice President, Secretary, General         September 21, 2001
----------------------------------------                Counsel and Director
Douglas L. Feist

/s/ Martin A. Mayer                                             Director                           September 21, 2001
----------------------------------------
Martin A. Mayer

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